UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2015

MIDCOAST ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-36175	61-1714064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 29, 2015, Midcoast Energy Partners, L.P., referred to herein as “we” or “our,” Midcoast OLP GP, L.L.C. and Enbridge Energy Partners, L.P. (“EEP”) entered into Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership dated November 13, 2013 (the “Amendment”) of Midcoast Operating, L.P. (“Midcoast Operating”). The Amendment modifies the distribution payable to us and EEP in certain circumstances starting with and including the distributions with respect to the quarter ending June 30, 2015 and continuing through and including the distributions made with respect to the quarter ending December 31, 2017. Pursuant to the Amendment, during the applicable period and so long as we and EEP are the sole limited partners of Midcoast Operating, if we have a distribution coverage ratio that is less than 1.0x in a particular quarter, then the distribution payable to EEP for such quarter will be reduced and the distribution payable to us will be increased by an amount, up to 100 percent of EEP’s pro rata share of the limited partner distribution amount for such quarter, that is needed for us to achieve a 1.0x coverage ratio. The Amendment also provides that if we increase our distribution per Class A common unit by more than one-half a cent in a particular quarter, then any distribution adjustment will be calculated as if our distribution per Class A common unit had only increased one-half a cent for that quarter.

The above description of the Amendment is qualified in its entirety by reference to the complete text of such Amendment filed as Exhibit 10.1 hereto, which is hereby incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

We issued a press release on July 29, 2015 announcing our financial results for the three and six month periods ended June 30, 2015, which is attached hereto as Exhibit 99.1. As noted in the press release, a copy of our unaudited condensed consolidated financial statements for the three and six month periods ended June 30, 2015 is available on our website at www.midcoastpartners.com and is attached hereto as Exhibit 99.2. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statements filed under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

midcoast energy partners, L.P. (Registrant)

	By:	Midcoast Holdings, L.L.C.
its General Partner

Date: July 29, 2015	By:	/s/ Noor Kaissi
Noor Kaissi Controller (Duly Authorized Officer)

3

Index of Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Midcoast Operating, L.P., dated July 29, 2015
99.1	Press release of Midcoast Energy Partners, L.P., dated July 29, 2015 reporting financial results for the three and six month periods ended June 30, 2015
99.2	Unaudited condensed consolidated financial statements of Midcoast Energy Partners, L.P. for the three and six month periods ended June 30, 2015

4